UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

EQUIFAX INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1550 PEACHTREE STREET, N.W. ATLANTA, GEORGIA 30309	Your Vote Counts! EQUIFAX INC. 2024 Annual Meeting of Shareholders Vote by May 1, 2024 11:59 PM ET. For shares held in a Plan, vote by April 30, 2024 11:59 PM ET.

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You invested in EQUIFAX INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on May 2, 2024.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person or Virtually at the Meeting* May 2, 2024 8:00 a.m., Central Time
The Ritz-Carlton, St. Louis 100 Carondelet Plaza St. Louis, Missouri 63105 www.virtualshareholdermeeting.com/EFX2024

* Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of nine Director Nominees:
Nominees:
1a.	Mark W. Begor	For
1b.	Mark L. Feidler	For
1c.	Karen L. Fichuk	For
1d.	G. Thomas Hough	For
1e.	Robert D. Marcus	For
1f.	Scott A. McGregor	For
1g.	John A. McKinley	For
1h.	Melissa D. Smith	For
1i.	Audrey Boone Tillman	For
2.	Advisory vote to approve named executive officer compensation (“say-on-pay”).	For
3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2024.	For
The proxies are authorized to vote in their discretion upon other matters that may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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